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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    Form 8-K/A

Current Report Pursuant To Section 13 Or 15(d) Of The Securities Exchange Act
                                     Of 1934

       Date of Report (Date of earliest event reported): February 13, 2002

                                -----------------


                           ORATEC Interventions, Inc.
             (Exact name of registrant as specified in its charter)

                                    000-26745
                            (Commission File Number)


           Delaware                                 94-3180773
(State or other jurisdiction of        (I.R.S. Employer Identification No.)
 incorporation or organization)



                                3700 Haven Court
                          Menlo Park, California 94025
             (Address of principal executive offices, with zip code)


                                (650) 369-9904
              (Registrant's telephone number, including area code)


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         This Current Report on Form 8-K/A (this "Amendment") amends the Current
                                                  ---------
Report on Form 8-K (the "8-K") filed by ORATEC Interventions, Inc. ("ORATEC") on
                         ---                                         ------
February 19, 2002. This amendment is being filed for the purposes of (1) correcting a typographical error in the first paragraph of "Item 5. Other
Events" of the 8-K and (2) correcting a typographical error in Exhibit 2.2 to the 8-K.

Item 5.  Other Events

         The first paragraph of the 8-K is amended and restated in its entirety as follows:

         "On February 13, 2002, ORATEC Interventions, Inc. ("ORATEC") entered
                                                             ------
into an Agreement and Plan of Merger (the "Merger Agreement") with Smith &
                                           ----------------
Nephew, Inc. ("Smith & Nephew") and Orchid Merger Corp. A copy of the Merger
               --------------
Agreement is attached hereto as Exhibit 2.1. Concurrently with the execution of the Merger Agreement, certain ORATEC stockholders holding approximately 13.99% of the outstanding shares of ORATEC have entered into Stockholder Agreements with Smith & Nephew, each in the form attached hereto as Exhibit 2.2."

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

                  Exhibit No.     Description
                  -----------     -----------
                   2.1            Agreement and Plan of Merger, dated as of
                                  February 13, 2002, by and among Smith &
                                  Nephew, Inc., Orchid Merger Corp. and ORATEC
                                  Interventions, Inc. (incorporated by reference
                                  to Exhibit 2.1 to the Form 8-K filed by ORATEC
                                  on February 19, 2002).

                   2.2 Form of Stockholder Agreement dated as of February 13, 2002 among Smith & Nephew, Inc.,
                                  Orchid Merger Corp. and certain stockholders of ORATEC Interventions, Inc. (including a schedule listing each such stockholder and the number of shares owned by such stockholder as set forth in the Stockholder Agreement entered into by such stockholder).

                  99.1            Press Release, dated February 14, 2002
                                  (incorporated by reference to Exhibit 99.1 to the Form 8-K filed by ORATEC on February 19,
                                  2002).

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ORATEC INTERVENTIONS, INC.


Dated:  February 28, 2002          By: /s/ KENNETH W. ANSTEY
                                       -----------------------------------
                                       Kenneth W. Anstey
                                       President and Chief Executive Officer



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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.    Description
-----------    -----------
2.1            Agreement and Plan of Merger, dated as of February 13, 2002, by and among Smith & Nephew, Inc., Orchid Merger Corp. and ORATEC
               Interventions, Inc. (incorporated by reference to Exhibit 2.1 to the Form 8-K filed by ORATEC on February 19, 2002).

2.2 Form of Stockholder Agreement dated as of February 13, 2002 among Smith & Nephew, Inc., Orchid Merger Corp. and certain stockholders of ORATEC Interventions, Inc. (including a schedule listing each such stockholder as set forth in the Stockholder Agreement entered into by such stockholder).

99.1 Press Release, dated February 14, 2002 (incorporated by reference to Exhibit 99.1 to the form 8-K filed by ORATEC on February 19,
               2002).